SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   August 5, 2005
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                          BestNet Communications Corp.
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             (Exact Name of Registrant as Specified in its Charter)


         Nevada                         001-15482              86-1006416
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



            5075 Cascade Rd.  SE, Suite A.  Grand Rapids, MI  49546
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
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


     Item 5.02 - Departure of Directors or Principal Officers

     On August 5, 2005, Mr. Marco Messina, a director of the Registrant, resigned from the Board of Directors, such resignation to be effective August 5, 2005. A copy of Mr. Messina's resignation and the Registrant's response is attached as Exhibit 99.1 to this Report.

     Item 9.01 - Financial Statements and Exhibits

     99.1 - Letter of Resignation and Registrant's Response




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer




     Date: August 10, 2005